UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 17, 2003


                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          INDIANA                       0-6233                        35-1068133
 (State or other jurisdiction of   (Commission File No.)        (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA 46601 (Address and zip code of principle executive offices) (Zip Code)

                                  574-235-2702
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure

         On December 17, 2003, 1st Source Corporation issued a press release reporting that 1st Source Bank, a subsidiary of 1st Source Corporation, purchased its securitized loan portfolio for $227 million.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit:

              99.1 Press release dated December 17, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st SOURCE CORPORATION
                                       (Registrant)


Date:  December 17, 2003               /s/Christopher J. Murphy III
                                       ----------------------------
                                       Christopher J. Murphy III
                                       Chairman of the Board, President and CEO


Date:  December 17, 2003               /s/Larry E. Lentych
                                       -------------------
                                       Larry E. Lentych
                                       Treasurer and Chief Financial Officer
                                       Principal Accounting Officer